SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   December 24, 2003

    SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	1-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code     (772) 287-4000

8K - 1 of 3

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.

Other Events

On December 24, 2003, the Registrant entered into Change in Control Employment Agreements with the following officers of Seacoast Banking Corporation of Florida (the “Company”) and its principal subsidiary, First National Bank and Trust Company of the Treasure Coast (the “Bank”):  Dennis S. Hudson, III, President and Chief Executive Officer of the Company, A. Douglas Gilbert, Chief Operating Officer of the Company and President and Chief Operating and Credit Officer of the Bank, C. William Curtis, Jr., Chief Banking Officer of the Company and the Bank, and William R. Hahl, Chief Financial Officer of the Company and the Bank.  Copies of these agreements are attached hereto as Exhibits 10.14 through 10.17, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

Exhibit Number	Document Description
10.14	Change of Control Employment Agreement between Seacoast Banking Corporation of Florida and Dennis S. Hudson, III, dated December 24, 2003
10.15	Change of Control Employment Agreement between Seacoast Banking Corporation of Florida and A. Douglas Gilbert, dated December 24, 2003
10.16	Change of Control Employment Agreement between Seacoast Banking Corporation of Florida and C. William Curtis, Jr., dated December 24, 2003
10.17	Change of Control Employment Agreement between Seacoast Banking Corporation of Florida and William R. Hahl, dated December 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

(Registrant)

Dated:

December 24, 2003

By:    /s/ Dennis S. Hudson, III

          Name:  Dennis S. Hudson, III

          Title:  President & Chief Executive Officer